Exhibit 32.1

                CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (1) the accompanying annual report on Form 10-K of the Company for the fiscal year ended July 3, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 15, 2005                          /s/      James F. McCann
                                                    ------------------------
                                                    James F. McCann
                                                    Chairman and Chief Executive
                                                    Officer



     Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (1) the accompanying annual report on Form 10-K of the Company for the fiscal year ended July 3, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 15, 2005                          /s/      William E. Shea
                                                    ------------------------
                                                    William E. Shea
                                                    Senior Vice President and
                                                    Chief Financial Officer